Exhibit 10.17.2




                            UNANIMOUS WRITTEN CONSENT
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                               SAKS HOLDINGS, INC.

     The undersigned, being all of the directors of Saks Holdings, Inc., a Delaware corporation (the "Corporation"), and acting hereunder without convening a formal meeting, do hereby consent, effective as of April 18, 1996, in writing to the adoption of the following resolutions pursuant to Section 141(f) of the General Corporation Law of Delaware, such action to have the same force and effect as a unanimous vote of the directors of the Corporation at a meeting duly called and held:



1996 MANAGEMENT STOCK INCENTIVE PLAN
- ------------------------------------

     WHEREAS, in February 1996 the shareholders of the Corporation approved the adoption by the Corporation of, and the Corporation adopted, a management stock incentive plan (the "1996
Management Stock Incentive Plan");

     WHEREAS, the 1996 Management Stock Incentive Plan provides that the number of shares of stock that may be subject to the 1996 Management Stock Incentive Plan shall not in the aggregate exceed 486,6000, subject to adjustment as provided for therein; and

     WHEREAS, it is deemed in the best interest of the Corporation that the aggregate number of shares of stock that may be subject to the 1996 Management Stock Incentive Plan be increased to 1,241,809, subject to adjustment as provided for therein.

     NOW, THEREFORE, BE IT RESOLVED, that the 1996 Management Stock Incentive Plan be, and it hereby is, amended in the following manner: Section 2 of the 1996 Management Stock Incentive Plan shall be, and it hereby is, deleted and replaced in its entirety with the following:

          "2.  Stock Subject to the Plan.  The maximum number of
               -------------------------
          shares of stock that may be subject to Options or Stock Appreciation Rights granted hereunder and the number of shares of stock that may be sold as Restricted Stock hereunder, when combined with the number of shares of stock subject to Options or Stock Appreciation Rights granted, or Restricted Stock sold, under the 1990 Senior Management Stock Incentive Plan previously established by the Company, shall not in the aggregate exceed 1,241,809 shares of the Class C Stock, one cent ($0.01) par value (the "Shares"), of the Company, subject to adjustment under Section 15 hereof. The Shares that may be subject to Options granted and Restricted Stock sold or granted under the Plan may be authorized and unissued Shares or Shares reacquired by the Company and held as treasury stock.

          Shares that are subject to the unexercised portions of any Options that expire, terminate or are canceled, and Shares that are not required to satisfy the exercise of any Stock Appreciation Rights that expire, terminate or are canceled, and Shares of Restricted Stock that are reacquired by the Company pursuant to the restrictions thereon, may again become available for the grant of Options or Stock Appreciation Rights and the sale or grant of Restricted Stock under the Plan. If a Stock Appreciation Right is exercised, any Option or portion thereof that is surrendered in connection with such exercise shall terminate and the Shares theretofore subject to the Option or portion thereof shall not be available for further use under the Plan."

GENERAL AUTHORIZING RESOLUTION; RATIFICATION
- --------------------------------------------

     FURTHER RESOLVED, that any specific resolutions that may be required to have been adopted by the Board in connection with the transactions contemplated by the foregoing resolutions be, and the same hereby are, adopted, and each appropriate officer of the Corporation is hereby authorized in the name and on behalf of the Corporation to certify as to the adoption of any and all such resolutions;

     FURTHER RESOLVED, that the appropriate officers of the Corporation be, and each of them acting alone hereby is, authorized and directed in the name and on behalf of the Corporation to execute and deliver any instrument, document or agreement or to take or cause to be taken any other action or actions which such officer or officers may deem necessary, appropriate or desirable to carry out the intent and purposes of the foregoing resolutions, such approval to be conclusively evidenced by the taking of any such action or the execution and delivery of any such instrument by an officer of the Corporation; and

     FURTHER RESOLVED, that any action heretofore taken by any officer of the Corporation in connection with or otherwise in contemplation of the transactions contemplated by any of the foregoing resolutions be, and they hereby are, adopted, approved, confirmed and ratified.




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

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand effective as of the day and year first written above.







                              /s/ Savio W. Tung
                              -------------------------------

                                         Savio W. Tung



                              /s/ Jon P. Hedley
                              -------------------------------

                                         Jon P. Hedley




                              -------------------------------

                                     E. Garrett Bewkes III



                              /s/ Charles J. Philippin
                              --------------------------------
                                      Charles J. Philippin








                              --------------------------------
                                        Philip B. Miller








                              --------------------------------
                                        Rose Marie Bravo








                              --------------------------------
                                       Brian E. Kendrick

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand effective as of the day and year first written above.








                              -------------------------------
                                         Savio W. Tung








                              -------------------------------
                                         Jon P. Hedley








                              -------------------------------
                                     E. Garrett Bewkes III








                              --------------------------------
                                      Charles J. Philippin



                              /s/ Philip B. Miller
                              --------------------------------
                                        Philip B. Miller



                              /s/ Rose Marie Bravo
                              --------------------------------
                                        Rose Marie Bravo



                              /s/ Brian E. Kendrick
                              --------------------------------
                                       Brian E. Kendrick

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand effective as of the day and year first written above.







                              -------------------------------
                                         Savio W. Tung








                              -------------------------------
                                         Jon P. Hedley



                              /s/ E. Garrett Bewkes III
                              -------------------------------

                                     E. Garrett Bewkes III








                              --------------------------------
                                      Charles J. Philippin








                              --------------------------------
                                        Philip B. Miller








                              --------------------------------
                                        Rose Marie Bravo








                              --------------------------------
                                       Brian E. Kendrick